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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 1998

                               IDEX Corporation
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            (Exact name of registrant as specified in its charter)

          Delaware                       1-10235                36-3555336
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(State or other jurisdiction)       (Commission File         (I.R.S. Employer
                                         Number)               identification
                                                                      Number)

630 Dundee Road, Suite 400       Northbrook, Illinois                      60062
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                   (Address of principal executive offices)

Registrant's telephone number                                     (847) 498-7070
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Item 5.  Other Information

On December 31, 1997, IDEX Corporation ("IDEX" or the "Company") adopted Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share, which requires the disclosure of two earnings per common share computations: basic and diluted. Also in December 1997, the Company announced its intention to divest its Strippit and Vibratech business operations.

Attached hereto is Exhibit 27, financial data schedule, restating certain IDEX financial information reflecting adoption of SFAS No. 128 and reflecting Strippit and Vibratech as discontinued operations for the three month, six month and nine month periods for 1996 and 1997, respectively, and the full years ended December 31, 1995 and December 31, 1996.


Item 7.  Financial Statements and Exhibits

Exhibit No.    Description
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27*            Financial Data Schedule




______________________
* Filed herewith


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  IDEX Corporation


                             May 28, 1998     /s/ WAYNE P. SAYATOVIC
                                              ---------------------------------
                                                  Wayne P. Sayatovic
                                                  Senior Vice President-Finance
                                                  and Chief Financial Officer
                                                  (Principal Financial Officer)